               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) September 15, 2003

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

-----------------------------------------------------------------------------------------------------------------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On September 25, 2003,  Registrant made available  the
          Monthly Servicer Certificates for the Period of August 2003
          for the specified Owner Trusts,  which  are  attached as
          Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  October 9, 2003                   By:/s/ Paul E. Martin
-----------------------                         --------------------------
                                                Paul E. Martin
                                                Vice President & Controller
-----------------------------------------------------------------------------------------------------------------------------------

                                 EXHIBIT INDEX

Exhibit No.    Description

   20.1        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated September 15, 2003

   20.2        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated September 15, 2003

   20.3        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated September 15, 2003

   20.4        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate, dated September 15, 2003

   20.5        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate, dated September 15, 2003

   20.6        Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate, dated September 15, 2003

   20.7        Navistar Financial 2003-A Owner Trust
               Monthly Servicer Certificate, dated September 15, 2003

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                             Navistar Financial 2000 - A Owner Trust
                                  For the Month of August, 2003
                             Distribution Date of September 15, 2003
                                     Servicer Certificate #43

Original Pool Amount                                                    $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                             $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                             $19,742,835.24

Beginning Pool Balance                                                   $63,137,587.40
Beginning Pool Factor                                                         0.1329212

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                   $4,808,814.90
     Interest Collected                                                     $468,680.50

Additional Deposits:
     Repurchase Amounts                                                           $0.00
     Liquidation Proceeds/Recoveries                                         $99,687.51
Total Additional Deposits                                                    $99,687.51

Repos/Chargeoffs                                                                  $0.00
Aggregate Number of Notes Charged Off                                                60

Total Available Funds                                                     $5,343,722.54

Ending Pool Balance                                                      $58,362,232.87
Ending Pool Factor                                                            0.1228679

Servicing Fee                                                                $52,614.66

Repayment of Servicer Advances                                               $33,460.37

Memo Item - Reserve Account
     Prior Month Balance                                                  $9,500,000.00
     Invest. Income                                                           $7,018.18
     Excess Serv.                                                           $128,964.03
     Transfer (to)/from Collections Account                                       $0.00
     Beginning Balance                                                    $9,635,982.21

Reserve Account:
     Beginning Balance  (see Memo Item)                                   $9,635,982.21
     Target Percentage                                                            5.50%
     Target Balance                                                       $3,209,922.81
     Minimum Balance                                                      $9,500,000.00
     (Release)/Deposit                                                     ($135,982.21)
     Ending Balance                                                       $9,500,000.00

Current Weighted Average APR:                                                    8.829%
Current Weighted Average Remaining Term (months):                                 17.84

Delinquencies                                                                   Dollars      Notes
     Installments:                             1 - 30 days                   796,876.29        761
                                               31 - 60 days                  155,680.67        136
                                               60+  days                     192,071.25         27

     Total:                                                                1,144,628.21        770

     Balances:                                 60+  days                     466,912.84         27

Navistar Financial 2000 - A Owner Trust
For the Month of August, 2003
                                                                                NOTES

                                            TOTAL     CLASS A - 1      CLASS A - 2      CLASS A - 3     CLASS A - 4   CLASS B NOTES
Original Pool Amount              $475,000,000.00  $84,000,000.00  $142,000,000.00  $110,000,000.00  $121,187,500.00  $17,812,500.00
Distributions:
     Distribution Percentages                                0.00%            0.00%            0.00%           96.25%          3.75%
     Coupon                                                6.0800%          6.8200%          7.2000%          7.3400%        7.4700%

Beginning Pool Balance             $63,137,587.40
Ending Pool Balance                $58,362,232.87

Collected Principal                 $4,775,354.53
Collected Interest                    $468,680.50
Charge - Offs                               $0.00
Liquidation Proceeds/Recoveries        $99,687.51
Servicing                              $52,614.66
Cash Transfer from Reserve Account          $0.00
Ttl Collections Avail for Debt Svc  $5,291,107.88

Beginning Balance                  $63,137,587.40           $0.00            $0.00             $0.00   $57,619,927.88  $5,517,659.52

Interest Due                          $386,789.32           $0.00            $0.00             $0.00      $352,441.89     $34,347.43
Interest Paid                         $386,789.32           $0.00            $0.00             $0.00      $352,441.89     $34,347.43
Principal Due                       $4,775,354.53           $0.00            $0.00             $0.00    $4,596,278.74    $179,075.79
Principal Paid                      $4,775,354.53           $0.00            $0.00             $0.00    $4,596,278.74    $179,075.79

Ending Balance                     $58,362,232.87           $0.00            $0.00             $0.00   $53,023,649.14  $5,338,583.73
Note/Certificate Pool Factor                               0.0000           0.0000            0.0000           0.4375         0.2997
(Ending Balance/Original Pool Amount)
Total Distributions                 $5,162,143.85           $0.00            $0.00             $0.00    $4,948,720.63    $213,423.22

Interest Shortfall                          $0.00           $0.00            $0.00             $0.00            $0.00          $0.00
Principal Shortfall                         $0.00           $0.00            $0.00             $0.00            $0.00          $0.00
     Total Shortfall                        $0.00           $0.00            $0.00             $0.00            $0.00          $0.00
          (required from Reserve)
Excess Servicing                      $128,964.03
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance      $9,635,982.21
(Release)/Draw                       ($135,982.21)
Ending Reserve Acct Balance         $9,500,000.00

1 Principal distributions will be paid in the following priority:  First 100% to Class A-1 until paid in full, second 96.25%
applied sequentially to Class A notes and 3.75% to Class B notes until all Class A notes are repaid in full, then 100% to
Class B notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest based off 6 days,from  3/9-3/15.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

Navistar Financial 2000 - A Owner Trust
For the Month of August, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                     5                  4                  3                 2                  1
                                                Apr-03             May-03             Jun-03            Jul-03             Aug-03

Beginning Pool Balance                  $81,246,234.52     $76,014,836.05     $71,238,225.62    $66,881,322.63     $63,137,587.40

A) Loss Trigger:
Principal of Contracts Charged Off          $69,527.73        $130,945.02        $113,310.33       $142,417.48              $0.00
Recoveries                                 $296,962.36        $145,169.07         $47,229.37       $356,631.72         $99,687.51

Total Charged Off (Months 5,4,3)           $313,783.08
Total Recoveries (Months 3,2,1)            $503,548.60
Net Loss/(Recoveries) for 3 Mos           ($189,765.52)(a)

Total Balance (Months 5,4,3)           $228,499,296.19 (b)

Loss Ratio Annualized [(a/b)*(12)]             -0.9966%

Trigger: Is Ratio > 1.5%                             No

                                                       Jun-03               Jul-03               Aug-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                 $874,920.16          $426,183.50          $466,912.84
     As % of Beginning Pool Balance                  1.22816%             0.63722%             0.73952%
     Three Month Average                             1.13796%             0.98606%             0.86830%
Trigger: Is Average > 2.0%                                 No

C) Noteholders Percent Trigger:                       2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
                                                           No
Trigger: Is Minimum < 1.0%

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                             Navistar Financial 2000 - B Owner Trust
                                  For the Month of August, 2003
                             Distribution Date of September 15, 2003
                                     Servicer Certificate #35

Original Pool Amount                                                    $764,710,097.53

Beginning Pool Balance                                                  $119,726,225.32
Beginning Pool Factor                                                         0.1565642

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                   $9,178,210.24
     Interest Collected                                                   $1,059,345.81

Additional Deposits:
     Repurchase Amounts                                                           $0.00
     Liquidation Proceeds/Recoveries                                        $522,852.95
Total Additional Deposits                                                   $522,852.95

Repos/Chargeoffs                                                            $130,859.65
Aggregate Number of Notes Charged Off                                               210

Total Available Funds                                                     $9,977,461.24

Ending Pool Balance                                                     $111,200,103.19
Ending Pool Factor                                                            0.1454147

Servicing Fee                                                                $99,771.85

Repayment of Servicer Advances                                              $782,947.76

Memo Item - Reserve Account
     Prior Month Balance                                                 $15,294,201.95
     Invest. Income                                                          $10,994.26
     Excess Serv.                                                           $673,084.88
     Transfer (to)/from Collections Account                                       $0.00
     Beginning Balance                                                   $15,978,281.09

Reserve Account:
     Beginning Balance  (see Memo Item)                                  $15,978,281.09
     Target Percentage                                                            5.50%
     Target Balance                                                       $6,116,005.68
     Minimum Balance                                                     $15,294,201.95
     (Release)/Deposit                                                     ($684,079.14)
     Ending Balance                                                      $15,294,201.95

Current Weighted Average APR:                                                    9.755%
Current Weighted Average Remaining Term (months):                                 21.64

Delinquencies                                                                   Dollars      Notes
     Installments:                             1 - 30 days                 1,436,482.98      1,045
                                               31 - 60 days                  332,139.29        287
                                               60+  days                     373,487.69         73

     Total:                                                                2,142,109.96      1,097

     Balances:                                 60+  days                   1,292,550.25         73

Navistar Financial 2000 - B Owner Trust
For the Month of August, 2003

                                               TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                 $764,710,097.53 $140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                   0.00%           0.00%           0.00%          96.25%          3.75%
     Coupon                                                   6.7300%         6.6600%         6.6700%         6.7800%        7.0300%

Beginning Pool Balance               $119,726,225.32
Ending Pool Balance                  $111,200,103.19

Collected Principal                    $8,395,262.48
Collected Interest                     $1,059,345.81
Charge - Offs                            $130,859.65
Liquidation Proceeds/Recoveries          $522,852.95
Servicing                                 $99,771.85
Cash Transfer from Reserve Account             $0.00
Total Collections Avail for Debt Svc   $9,877,689.39

Beginning Balance                    $119,726,225.35            $0.00          $0.00           $0.00 $109,986,023.01  $9,740,202.34

Interest Due                             $678,482.38            $0.00          $0.00           $0.00     $621,421.03     $57,061.35
Interest Paid                            $678,482.38            $0.00          $0.00           $0.00     $621,421.03     $57,061.35
Principal Due                          $8,526,122.13            $0.00          $0.00           $0.00   $8,206,392.55    $319,729.58
Principal Paid                         $8,526,122.13            $0.00          $0.00           $0.00   $8,206,392.55    $319,729.58

Ending Balance                       $111,200,103.22            $0.00          $0.00           $0.00 $101,779,630.46  $9,420,472.76
Note/Certificate Pool Factor                                   0.0000         0.0000          0.0000          0.5695         0.3285
(Ending Balance/Original Pool Amt)
Total Distributions                    $9,204,604.51            $0.00          $0.00           $0.00   $8,827,813.58    $376,790.93

Interest Shortfall                             $0.00            $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                            $0.00            $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                           $0.00            $0.00          $0.00           $0.00           $0.00          $0.00
        (required from Reserve)
Excess Servicing                         $673,084.88
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance        $15,978,281.09
(Release)/Draw                          ($684,079.14)
Ending Reserve Acct Balance           $15,294,201.95

1 Principal distributions will be paid in the following priority:  First 100% to Class A-1 until paidin full, second 96.25%
applied sequentially to Class A notes and 3.75% to Class B notes until all Class A notes are repaid in full, then 100% to
Class B notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30 month.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on
other classes.)

Navistar Financial 2000 - B Owner Trust
For the Month of August, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                     5                 4                3                2                1
                                                Apr-03            May-03           Jun-03           Jul-03           Aug-03

Beginning Pool Balance                 $155,703,462.49   $146,378,334.16  $135,829,344.29  $127,023,774.57  $119,726,225.32

A) Loss Trigger:
Principal of Contracts Charged Off         $517,549.49       $532,257.43      $417,153.63      $209,749.02      $130,859.65
Recoveries                                 $377,234.28     $1,137,973.46      $294,720.52    $1,108,326.90      $522,852.95

Total Charged Off (Months 5,4,3)         $1,466,960.55
Total Recoveries (Months 3,2,1)          $1,925,900.37
Net Loss/(Recoveries) for 3 Mos           ($458,939.82)(a)

Total Balance (Months 5,4,3)           $437,911,140.94 (b)

Loss Ratio Annualized [(a/b)*(12)]            -1.2576%

Trigger: Is Ratio > 1.5%                            No

                                                Jun-03            Jul-03           Aug-03
B) Delinquency Trigger:
     Balance delinquency 60+ days        $2,019,976.49     $1,183,414.87    $1,292,550.25
     As % of Beginning Pool Balance           1.48714%          0.93165%         1.07959%
     Three Month Average                       1.4040%           1.2335%         1.16613%

Trigger: Is Average > 2.0%                          No

C) Noteholders Percent Trigger:                2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                          No

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                                        Navistar Financial 2001 - A Owner Trust
                                             For the Month of August 2003
                                        Distribution Date of September 15, 2003
                                               Servicer Certificate #29

Original Pool Amount                                                                         $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                                                  $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                                                 $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                                                  $22,107,022.10
Beginning Pool Balance                                                                       $114,210,984.38
Beginning Pool Factor                                                                              0.2855280

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                                        $6,766,187.17
     Interest Collected                                                                          $951,085.52
     Mandatory Prepayments
Additional Deposits:
     Repurchase Amounts                                                                                $0.00

     Liquidation Proceeds / Recoveries                                                           $290,421.03
Total Additional Deposits                                                                        $290,421.03

Repos / Chargeoffs                                                                               $134,503.10
Aggregate Number of Notes Charged Off                                                                    129

Total Available Funds                                                                          $8,007,693.72

Ending Pool Balance                                                                          $107,310,294.11
Ending Pool Factor                                                                                 0.2682763

Servicing Fee                                                                                     $95,175.82

Repayment of Servicer Advances                                                                         $0.00

Memo Item - Reserve Account
     Prior Month Balance                                                                       $7,999,984.48
     Invest. Income                                                                                $5,040.57
     Excess Serv.                                                                                $499,786.84
     Transfer (to)/from Collections Account                                                            $0.00
     Beginning Balance                                                                         $8,504,811.89

Reserve Account:

     Beginning Balance  (see Memo Item)                                                        $8,504,811.89
     Target Percentage                                                                                 5.50%
     Target Balance                                                                            $5,902,066.18
     Minimum Balance                                                                           $7,999,984.48
     (Release) / Deposit                                                                        ($504,827.41)
     Ending Balance                                                                            $7,999,984.48

Current Weighted Average APR:                                                                         9.456%

Current Weighted Average Remaining Term (months):                                                      26.74

Delinquencies

                                                                                                     Dollars      Notes
     Installments:                                                     1 - 30 days                863,211.91        890
                                                                       31 - 60 days               239,713.66        271
                                                                       60+  days                   96,023.14         61

     Total:                                                                                     1,198,948.71        912

     Balances:                                                         60+  days                  796,438.77         61

Navistar Financial 2001 - A Owner Trust
For the Month of August 2003

                                                                      NOTES

                                              TOTAL   CLASS A - 1    CLASS A - 2    CLASS A - 3   CLASS A - 4 CLASS B NOTES
Original Pool Amount                $400,000,000.00 $72,500,000.00 $118,000,000.00  $100,000,000.00  $92,500,000.00  $17,000,000.00
Distributions:
     Distribution Percentages  1                              0.00%           0.00%           95.75%           0.00%          4.25%
     Coupon                                                 4.2900%         4.4700%          4.9900%         5.4200%        5.5900%

Beginning Pool Balance              $114,210,984.38
Ending Pool Balance                 $107,310,294.11

Collected Principal                   $6,766,187.17
Collected Interest                      $951,085.52
Charge - Offs                           $134,503.10
Liquidation Proceeds / Recoveries       $290,421.03
Servicing                                $95,175.82
Cash Transfer from Pre-Funding Acct.
Cash Transfer from Reserve Account            $0.00
Total Collections Avail for Debt Svc  $7,912,517.90

Beginning Balance                   $114,210,984.38           $0.00          $0.00   $13,775,767.54   $92,500,000.00  $7,935,216.85

Interest Due 2                          $512,040.79           $0.00          $0.00       $57,284.23      $417,791.67     $36,964.89
Interest Paid                           $512,040.79           $0.00          $0.00       $57,284.23      $417,791.67     $36,964.89
Principal Due                         $6,900,690.27           $0.00          $0.00    $6,607,410.93            $0.00    $293,279.34
Mandatory Prepayments Class A-1 only                          $0.00
Principal Paid                        $6,900,690.27           $0.00          $0.00    $6,607,410.93            $0.00    $293,279.34

Ending Balance                      $107,310,294.12           $0.00          $0.00    $7,168,356.61   $92,500,000.00  $7,641,937.51
Note/Certificate Pool Factor                                 0.0000         0.0000           0.0717           1.0000         0.4495
      (Ending Bal/Original Pool Amt)

Total Distributions                   $7,412,731.06           $0.00          $0.00    $6,664,695.16      $417,791.67    $330,244.23

Interest Shortfall                            $0.00           $0.00          $0.00            $0.00            $0.00          $0.00
Principal Shortfall                           $0.00           $0.00          $0.00            $0.00            $0.00          $0.00
           Total Shortfall                    $0.00           $0.00          $0.00            $0.00            $0.00          $0.00
Excess Servicing                        $499,786.84
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance        $8,504,811.89
(Release) / Draw                       ($504,827.41)
Ending Reserve Acct Balance           $7,999,984.48

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 95.75% applied sequentially to Class A notes and 4.25% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 18 days, from 4/27/01-5/15/01.

(* y represents previously paid interest and principal on other classes.)

Navistar Financial 2001 - A Owner Trust
For the Month of August 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                     5                   4                 3                 2                1
                                                Apr-03              May-03            Jun-03            Jul-03           Aug-03

Beginning Pool Balance                 $140,437,722.95     $134,764,353.69   $127,554,509.63   $121,558,662.38  $114,210,984.38

A) Loss Trigger:
Principal of Contracts Charged Off         $313,690.36         $337,350.81       $126,331.34       $856,813.86      $134,503.10
Recoveries                                 $268,387.81         $380,983.45       $225,453.45       $866,991.85      $290,421.03

Total Charged Off (Months 5,4,3)           $777,372.51
Total Recoveries (Months 3,2,1)          $1,382,866.33
Net Loss/(Recoveries) for 3 Mos           ($605,493.82) (a)

Total Balance (Months 5,4,3)           $402,756,586.27  (b)

Loss Ratio Annualized [(a/b)*(12)]            -1.8040%

Trigger: Is Ratio > 1.5%                            No

                                                Jun-03              Jul-03            Aug-03
B) Delinquency Trigger:
     Balance delinquency 60+ days        $1,251,312.78         $872,601.27       $796,438.77
     As % of Beginning Pool Balance           0.98100%            0.71784%          0.69734%
     Three Month Average                      1.11807%            0.99242%          0.79873%

Trigger: Is Average > 2.0%                          No

C) NoNoteholdersePercentrTrigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                       2.0000%

Trigger: Is Minimum < 1.0%                          No

-----------------------------------------------------------------------------------------------------------------------------------
                                        Navistar Financial 2001 - B Owner Trust
                                              For the Month of August 2003
                                        Distribution Date of September 15, 2003
                                                Servicer Certificate #23

Original Pool Amount                                                                           $292,329,093.98
Subsequent Receivables (transferred 11/01/01)                                                   $59,897,861.72
Subsequent Receivables (transferred 12/10/01)                                                  $117,139,017.24
Subsequent Receivables (transferred 1/14/02)                                                    $30,633,447.04
Beginning Pool Balance                                                                         $216,174,319.86
Beginning Pool Factor                                                                                0.4323491

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                                         $10,111,605.62
     Interest Collected                                                                          $1,512,593.70
     Mandatory Prepayments
Additional Deposits:
     Repurchase Amounts                                                                                  $0.00

     Liquidation Proceeds / Recoveries                                                             $572,447.22
Total Additional Deposits                                                                          $572,447.22

Repos / Chargeoffs                                                                                 $516,924.58
Aggregate Number of Notes Charged Off                                                                      163

Total Available Funds                                                                           $12,120,136.10

Ending Pool Balance                                                                            $205,622,300.10
Ending Pool Factor                                                                                   0.4112451

Servicing Fee                                                                                      $180,145.27

Repayment of Servicer Advances                                                                      $76,510.44

Memo Item - Reserve Account
     Prior Month Balance                                                                        $11,889,587.59
     Invest. Income                                                                                 $10,497.00
     Excess Serv.                                                                                  $679,235.89
     Transfer (to) Collections Acct                                                                      $0.00
     Beginning Balance                                                                          $12,579,320.48

Reserve Account:
     Beginning Balance  (see Memo Item)                                                         $12,579,320.48
     Target Percentage                                                                                   5.50%
     Target Balance                                                                             $11,309,226.51
     Minimum Balance                                                                             $9,999,988.40
     (Release) / Deposit                                                                        ($1,270,093.97)
     Ending Balance                                                                             $11,309,226.51

Current Weighted Average APR:                                                                           8.308%
Current Weighted Average Remaining Term (months):                                                        32.27

Delinquencies

                                                                                                       Dollars     Notes
     Installments:                                                      1 - 30 days               1,427,021.21     1,346
                                                                        31 - 60 days                236,099.16       233
                                                                        60+  days                    96,003.95        50

     Total:                                                                                       1,759,124.32     1,362

     Balances:                                                          60+  days                   983,438.25        50

Navistar Financial 2001 - B Owner Trust
For the Month of August 2003

                                                                       NOTES

                                               TOTAL   CLASS A - 1    CLASS A - 2    CLASS A - 3   CLASS A - 4  CLASS B NOTES
Original Pool Amount                 $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00  $18,750,000.00
Distributions:
     Distribution Percentages  1                               0.00%           0.00%          96.25%          0.00%           3.75%
     Coupon                                                  2.4400%         2.8300%         1.3600%        4.3700%         4.8300%

Beginning Pool Balance               $216,174,319.86
Ending Pool Balance                  $205,622,300.10

Collected Principal                   $10,035,095.18
Collected Interest                     $1,512,593.70
Charge - Offs                            $516,924.58
Liquidation Proceeds / Recoveries        $572,447.22
Swap Payments to/(from)Trust            ($199,346.86)
Servicing                                $180,145.27
Investment Earnings from Pre-Funding Acct.     $0.00
Negative Carry Amount                          $0.00
Cash Transfer from Pre-Funding Acct.           $0.00
Cash Transfer from Reserve Account             $0.00
Total Collections Avail for Debt Svc  $11,740,643.97

Beginning Balance                    $216,174,319.86         $0.00          $0.00  $114,184,357.87  $90,897,000.00  $11,092,961.99

Interest Due 2                           $509,388.32         $0.00          $0.00      $133,722.57     $331,016.58      $44,649.17
Interest Paid                            $509,388.32         $0.00          $0.00      $133,722.57     $331,016.58      $44,649.17
Principal Due                         $10,552,019.76         $0.00          $0.00   $10,156,319.02           $0.00     $395,700.74
Mandatory Prepayments Class A-1 only           $0.00         $0.00
Principal Paid                        $10,552,019.76         $0.00          $0.00   $10,156,319.02           $0.00     $395,700.74

Ending Balance                       $205,622,300.10         $0.00          $0.00  $104,028,038.85  $90,897,000.00  $10,697,261.25
Note/Certificate Pool Factor                                0.0000         0.0000           0.5812          1.0000          0.5705
     (Ending Balance/Original Pool Amount)
Total Distributions                   $11,061,408.08         $0.00          $0.00   $10,290,041.59     $331,016.58     $440,349.91

Interest Shortfall                             $0.00         $0.00          $0.00            $0.00           $0.00           $0.00
Principal Shortfall                            $0.00         $0.00          $0.00            $0.00           $0.00           $0.00
     Total Shortfall                           $0.00         $0.00          $0.00            $0.00           $0.00           $0.00

Excess Servicing                         $679,235.89
     (see Memo Item-Reserve Account)

     Beginning Reserve Acct Balance   $12,579,320.48
     (Release) / Draw                 ($1,270,093.97)
     Ending Reserve Acct Balance      $11,309,226.51

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 and Class A-3 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 14 days, from 11/01/01-11/15/01.  Class A-3 Interest Interest based on One Month Libor +25bp.

(* y represents previously paid interest and principal on other classes.)
------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month       ($76,510.44)
 Total Outstanding Servicer Advances $3,510,092.74
------------------------------------------------------------

Navistar Financial 2001 - B Owner Trust
For the Month of August 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                      5                    4                 3                  2                1
                                                 Apr-03               May-03            Jun-03             Jul-03           Aug-03

Beginning Pool Balance                  $266,322,804.47      $256,157,123.10   $242,414,732.94    $230,287,476.27  $216,174,319.86

A) Loss Trigger:
Principal of Contracts Charged Off          $373,485.37          $399,028.86       $722,039.30        $677,567.06      $516,924.58
Recoveries                                  $321,206.78          $680,750.90       $388,800.97      $1,716,357.12      $572,447.22

Total Charged Off (Months 5,4,3)          $1,494,553.53
Total Recoveries (Months 3,2,1)           $2,677,605.31
Net Loss/(Recoveries) for 3 Mos          ($1,183,051.78) (a)

Total Balance (Months 5,4,3)            $764,894,660.51  (b)

Loss Ratio Annualized [(a/b)*(12)]             -1.8560%

Trigger: Is Ratio > 1.5%                             No

                                                 Jun-03               Jul-03            Aug-03
B) Delinquency Trigger:
     Balance delinquency 60+ days         $1,891,733.01        $1,441,595.82       $983,438.25
     As % of Beginning Pool Balance            0.78037%             0.62600%          0.45493%
     Three Month Average                       0.88750%             0.77081%          0.62043%

Trigger: Is Average > 2.0%                           No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                        2.2618%

Trigger: Is Minimum < 1.0%                           No

-----------------------------------------------------------------------------------------------------------------------------------

                                        Navistar Financial 2002 - A Owner Trust
                                              For the Month of August 2003
                                        Distribution Date of September 15, 2003
                                                Servicer Certificate #17

Original Pool Amount                                                                           $317,954,886.53
Subsequent Receivables (transferred 04/30/02)                                                   $69,994,775.15
Subsequent Receivables (transferred 05/31/02)                                                  $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                                                            $0.00
Beginning Pool Balance                                                                         $279,195,585.43
Beginning Pool Factor                                                                                0.5583913

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                                         $12,558,416.13
     Interest Collected                                                                          $1,722,767.66

Additional Deposits:
     Repurchase Amounts                                                                                  $0.00

     Liquidation Proceeds / Recoveries                                                             $446,368.49
Total Additional Deposits                                                                          $446,368.49

Repos / Chargeoffs                                                                                 $423,853.40
Aggregate Number of Notes Charged Off                                                                       90

Total Available Funds                                                                           $14,727,552.28

Ending Pool Balance                                                                            $266,213,315.90
Ending Pool Factor                                                                                   0.5324268

Servicing Fee                                                                                      $232,662.99

Repayment of Servicer Advances                                                                           $0.00

Memo Item - Reserve Account
     Prior Month Balance                                                                        $15,381,641.61
     Invest. Income                                                                                 $12,418.62
     Excess Serv.                                                                                  $517,465.13
     Transfer (to) Collections Account                                                                   $0.00
     Beginning Balance                                                                          $15,911,525.36

Reserve Account:
     Beginning Balance  (see Memo Item)                                                         $15,911,525.36
     Target Percentage                                                                                   5.50%
     Target Balance                                                                             $14,641,732.37
     Specified Yield Supplement Amount                                                                   $0.00
     Specified Yield Supplement Amount                                                              $25,884.41
     Specified Reserve Account Balance                                                          $14,667,616.78
     Minimum Balance                                                                             $9,999,997.65
     (Release) / Deposit                                                                        ($1,243,908.58)
     Ending Balance                                                                             $14,667,616.78

Current Weighted Average APR:                                                                           7.582%
Current Weighted Average Remaining Term (months):                                                        34.76

Delinquencies

                                                                                                       Dollars     Notes
     Installments:                                                      1 - 30 days              $1,336,327.24     1,401
                                                                        31 - 60 days               $162,824.13       178
                                                                        60+  days                   $50,760.04        42

     Total:                                                                                      $1,549,911.41     1,411

     Balances:                                                          60+  days                  $769,449.84        42

Navistar Financial 2002 - A Owner Trust
For the Month of August 2003

                                                                     NOTES

                                           TOTAL    CLASS A - 1     CLASS A - 2    CLASS A - 3      CLASS A - 4  CLASS B NOTES
Original Pool Amount             $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
Distributions:
     Distribution Percentages  1                          0.00%          96.00%          0.00%            0.00%           4.00%
     Coupon                                             1.9600%         3.0700%        4.0900%          4.7600%         4.9500%

Beginning Pool Balance           $279,195,585.43
Ending Pool Balance              $266,213,315.90

Collected Principal               $12,558,416.13
Collected Interest                 $1,722,767.66
Charge - Offs                        $423,853.40
Liquidation Proceeds / Recoveries    $446,368.49

Servicing                            $232,662.99
Investment Earnings from Pre-Funding Acct. $0.00
Negative Carry Amount                      $0.00
Cash Transfer from Pre-Funding Acct.       $0.00
Cash Transfer from Reserve Account         $0.00
Ttl Collections Avail for Debt Svc$14,494,889.29

Beginning Balance                $279,195,585.43          $0.00  $40,107,762.01 $104,000,000.00 $121,000,000.00  $14,087,823.42

Interest Due 2                       $995,154.63          $0.00     $102,609.02    $354,466.67      $479,966.67      $58,112.27
Interest Paid                        $995,154.63          $0.00     $102,609.02    $354,466.67      $479,966.67      $58,112.27
Principal Due                     $12,982,269.53          $0.00  $12,462,978.75          $0.00            $0.00     $519,290.78
Mandatory Prepayments Class A-1 only       $0.00          $0.00
Principal Paid                    $12,982,269.53          $0.00  $12,462,978.75          $0.00            $0.00     $519,290.78

Ending Balance                   $266,213,315.90          $0.00  $27,644,783.26 $104,000,000.00 $121,000,000.00  $13,568,532.64
Note/Certificate Pool Factor                             0.0000          0.1519         1.0000           1.0000          0.6784
     (Ending Balance/Original Pool Amount)
Total Distributions               $13,977,424.16          $0.00  $12,565,587.77    $354,466.67      $479,966.67     $577,403.05

Interest Shortfall                         $0.00          $0.00           $0.00          $0.00            $0.00           $0.00
Principal Shortfall                        $0.00          $0.00           $0.00          $0.00            $0.00           $0.00
     Total Shortfall                       $0.00          $0.00           $0.00          $0.00            $0.00           $0.00

Excess Servicing                     $517,465.13

     Beginning Reserve Acct Bal   $15,911,525.36
     (Release) / Draw             ($1,243,908.58)
     Ending Reserve Acct Balance  $14,667,616.78

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 15 days, from 04/30/02 to, but excluding, 5/15/02.

(* y represents previously paid interest and principal on other classes.)
-------------------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month   $694,608.35
 Total Outstanding Servicer Advances $5,736,708.89
-------------------------------------------------------------------------------

Navistar Financial 2002 - A Owner Trust
For the Month of August 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                     5                    4                3                 2                1
                                                Apr-03               May-03           Jun-03            Jul-03           Aug-03

Beginning Pool Balance                 $335,840,839.74      $324,538,276.88  $312,479,886.20   $292,637,146.58  $279,195,585.43

A) Loss Trigger:
Principal of Contracts Charged Off         $568,134.54          $185,515.73      $201,834.30       $357,643.37      $423,853.40
Recoveries                                 $301,093.42          $260,263.63      $113,459.34       $517,861.60      $446,368.49

Total Charged Off (Months 5,4,3)           $955,484.57
Total Recoveries (Months 3,2,1)          $1,077,689.43
Net Loss/(Recoveries) for 3 Mos           ($122,204.86)(a)

Total Balance (Months 5,4,3)           $972,859,002.82 (b)

Loss Ratio Annualized [(a/b)*(12)]            -0.1507%

Trigger: Is Ratio > 1.5%                            No

                                                Jun-03               Jul-03           Aug-03
B) Delinquency Trigger:
     Balance delinquency 60+ days        $1,257,305.76          $605,678.21      $769,449.84
     As % of Beginning Pool Balance           0.40236%             0.20697%         0.27560%
     Three Month Average                      0.52494%             0.36367%         0.29498%

Trigger: Is Average > 2.0%                          No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                       2.9335%

Trigger: Is Minimum < 1.0%                          No

-----------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2002 - B Owner Trust                                                        Page 1 of 3
--------------------------------------------------------------------
For the Month of August 2003
Distribution Date of September 15, 2003
Servicer Certificate  #10
--------------------------------------------------------------------
Original Pool Amount                                                                       $476,822,132.57
Subsequent Receivables (transferred 11/19/02)                                              $141,557,526.95
Subsequent Receivables (transferred 12/18/02)                                              $111,641,313.30
Subsequent Receivables (transferred 01/30/03)                                               $94,264,588.13
Subsequent Receivables (transferred 02/18/03)                                               $25,713,811.37
Beginning Pool Balance                                                                     $608,271,370.33
Beginning Pool Factor                                                                            0.7156139

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                                     $29,101,090.57
     Interest Collected                                                                      $3,815,564.33
     Mandatory Prepayments                                                                           $0.00
Additional Deposits:

     Repurchase Amounts                                                                              $0.00

     Liquidation Proceeds / Recoveries                                                         $488,637.63
Total Additional Deposits                                                                      $488,637.63

Repos / Chargeoffs                                                                             $824,556.39
Aggregate Number of Notes Charged Off                                                                  150

Total Available Funds                                                                       $33,405,292.53

Ending Pool Balance                                                                        $578,345,723.37
Ending Pool Factor                                                                               0.6804072

Servicing Fee                                                                                  $506,892.81

Repayment of Servicer Advances                                                                       $0.00

-----------------------------------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                                                    $33,580,729.30
     Trans Base                                                                                      $0.00
     Trans Low/0%                                                                                    $0.00
     Invest. Income                                                                             $27,097.47
     Excess Serv.                                                                            $1,520,886.89
     Transfer (to)                                                                                   $0.00
                                                                                      ---------------------
     Collections Acct
     Beginning Balance                                                                      $35,128,713.66
-----------------------------------------------------------------------------------------------------------

   0
Reserve Account:
     Beginning Balance  (see Memo Item)                                                     $35,128,713.66
     Target Percentage                                                                               5.50%
     Target Balance                                                                         $31,809,014.79
     Specified Yield Supplement Amount                                                          $67,811.81
     Specified Yield Supplement Amount                                                           $5,981.67
     Specified Reserve Account Balance                                                      $31,882,808.27
     Minimum Balance                                                                        $16,999,987.45
     (Release) / Deposit                                                                    ($3,245,905.39)
     Ending Balance                                                                         $31,882,808.27

-----------------------------------------------------------------------------------------------------------
Current Weighted Average APR:                                                                       7.646%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                                                    40.56
-----------------------------------------------------------------------------------------------------------

Delinquencies                                                                                      Dollars     Notes
                                                                                      ---------------------  --------
     Installments:                                                  1 - 30 days               3,998,157.53     3,413
                                                                    31 - 60 days                476,146.01       561
                                                                    60+  days                    82,967.91        59

     Total:                                                                                   4,557,271.45     3,434

     Balances:                                                      60+  days                 1,203,241.69        59

Navistar Financial 2002 - B Owner Trust                                                                                Page 2 of 3
For the Month of August 2003

                                        ------------------------------------------------------------------------------
                                                                             NOTES
                             TOTAL        CLASS A - 1     CLASS A - 2   CLASS A - 3a (3) CLASS A - 3b   CLASS A - 4   CLASS B NOTES
Original Pool Amount    $850,000,000.00 $162,000,000.00 $230,000,000.00 $215,000,000.00 $25,000,000.00 $184,000,000.00$34,000,000.00
Distributions:
   Distribution Percentages  1                    0.00%          96.00%           0.00%          0.00%          0.00%          4.00%
   Coupon                                       1.6200%         1.9200%         1.3600%        2.6400%        3.5200%        5.2700%

Beginning Pool Balance  $608,271,370.33
Ending Pool Balance     $578,345,723.37

Collected Principal      $29,101,090.57
Collected Interest        $3,815,564.33
Charge - Offs               $824,556.39
Liquidation Proc/Recoveries $488,637.63
Swap Pymts to/from)Trust  ($224,495.83)
Servicing                   $506,892.81
Investment Earnings from
   Pre-Funding Acct               $0.00
Negative Carry Amt                $0.00
Cash Trans frm Pre-Funding Acct   $0.00
Cash Transfer from Reserve Acct   $0.00
Ttl Collections Avail
    for Debt Svc         $32,673,903.89
Beginning Balance       $608,271,370.33           $0.00 $153,460,515.52 $215,000,000.00 $25,000,000.00 $184,000,000.00$30,810,854.81

Interest Due 2            $1,227,370.04           $0.00     $245,536.82     $251,788.89     $55,000.00    $539,733.33    $135,311.00
Interest Paid             $1,227,370.04           $0.00     $245,536.82     $251,788.89     $55,000.00    $539,733.33    $135,311.00
Principal Due            $29,925,646.96           $0.00  $28,728,621.08           $0.00          $0.00          $0.00  $1,197,025.88
Mandatory Prepayments
   Class A-1 only                 $0.00           $0.00
Principal Paid           $29,925,646.96           $0.00  $28,728,621.08           $0.00          $0.00          $0.00  $1,197,025.88

Ending Balance
Note/Certificate Pool   $578,345,723.37           $0.00 $124,731,894.44 $215,000,000.00 $25,000,000.00 $184,000,000.00$29,613,828.93
  Factor(Ending Balance/Original Pool Amt)       0.0000          0.5423          1.0000         1.0000         1.0000         0.8710
Total Distributions
                         $31,153,017.00           $0.00  $28,974,157.90     $251,788.89     $55,000.00    $539,733.33  $1,332,336.88

Interest Shortfall                $0.00           $0.00           $0.00           $0.00          $0.00          $0.00          $0.00
Principal Shortfall               $0.00           $0.00           $0.00           $0.00          $0.00          $0.00          $0.00
   Total Shortfall                $0.00           $0.00           $0.00           $0.00          $0.00          $0.00          $0.00

Excess Servicing
see Memo Item-Reserve Acct$1,520,886.89

Beginning Res. Acct Bal  $35,128,713.66
(Release) / Draw         ($3,245,905.39)
Ending Reserve Acct Bal  $31,882,808.27

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 and Class A-3a Interest based on Actual Number of Days.  Interest for first settlement based off 27 days, from
11/19/02-12/15/02 for Class A-3a and Class A-1bClass A-3 Interest based on One Month Libor +25bp.  Class A-2, A-3b, A-4, and
Class B Interest calculated on 26 days.
3 LIBOR was reset on 06/12/03 at 0.00%.  The Interest Rate on the Class A-3a Floating Rate Notes for the 7/15/03 Distribution
is 0.00%.

(* y represents previously paid interest and principal on other classes.)
---------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month   $1,517,649.31
 Total Outstanding Servicer Advances $6,254,296.51
---------------------------------------------------

Navistar Financial 2002 - B Owner Trust                                                                                 Page 3 of 3
For the Month of August 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                          5                   4                3                2               1                0
                                     Mar-03              Apr-03           May-03          Jun-03           Jul-03           Aug-03

Remaining Gross Balance             $857,935,307.26 $827,271,621.24 $800,098,307.41 $766,978,120.10 $724,056,309.83 $686,931,353.53

A) Loss Trigger:
Principal of Contracts Charged Off    $1,559,962.39     $759,756.62     $908,327.73   $1,407,116.38     $677,129.27     $824,556.39
Recoveries                              $237,813.27      $79,684.90     $261,047.29     $999,150.29   $1,633,438.50     $488,637.63

Total Charged Off (Months 5,4,3)      $3,228,046.74
Total Recoveries (Months 3,2,1)       $2,893,636.08
                                  -----------------------
Net Loss/(Recoveries) for 3 Mos         $334,410.66 (a)

Total Balance (Months 5,4,3)      $2,485,305,235.91 (b)

Loss Ratio Annualized [(a/b)*(12)]           0.1615%

Trigger: Is Ratio > 1.5%                         No

                                                                                        Jun-03           Jul-03           Aug-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                                                 $5,813,868.17    $2,213,448.22    $1,203,241.69
     As % of Remaining Gross Balance                                                    0.75802%         0.30570%         0.17516%
     Three Month Average                                                                0.51941%         0.47884%         0.41296%

Trigger: Is Average > 2.0%                       No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance         3.7509%
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                        No

 -----------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2003 - A Owner Trust                                                 Page 1 of 3
---------------------------------------------------------------
For the Month of August 2003
Distribution Date of September 15, 2003
Servicer Certificate  #4
---------------------------------------------------------------

Original Pool Amount                                                               $326,316,883.05
Subsequent Receivables (transferred 06/05/03)                                       $67,372,775.52
Subsequent Receivables (transferred 07/07/03)                                      $106,309,639.77
Subsequent Receivables (transferred xx/xx/xx)                                                $0.00
Subsequent Receivables (transferred xx/xx/xx)                                                $0.00
Beginning Pool Balance                                                             $455,926,196.94
Beginning Pool Factor                                                                    0.9118537

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                             $16,588,356.18
     Interest Collected                                                              $2,681,438.46
     Mandatory Prepayments                                                                   $0.00
Additional Deposits:

     Repurchase Amounts                                                                      $0.00

     Liquidation Proceeds / Recoveries                                                  $65,363.79
Total Additional Deposits                                                               $65,363.79

Repos / Chargeoffs                                                                     $787,952.26
Aggregate Number of Notes Charged Off                                                           26

Total Available Funds                                                               $19,335,158.43

Ending Pool Balance                                                                $438,549,888.50
Ending Pool Factor                                                                       0.8771010

Servicing Fee                                                                          $379,938.50

Repayment of Servicer Advances                                                               $0.00

---------------------------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                                            $23,726,760.02
     Trans Base                                                                              $0.00
     Trans Low/0%                                                                            $0.00
     Invest. Income                                                                     $18,272.90
     Excess Serv.                                                                      $930,717.32
     Transfer (to)                                                                           $0.00
                                                                                -------------------
     Collections Acct
     Beginning Balance                                                              $24,675,750.24
---------------------------------------------------------------------------------------------------

   0
Reserve Account:
     Beginning Balance  (see Memo Item)                                             $24,675,750.24
     Target Percentage                                                                       5.50%
     Target Balance                                                                 $24,120,243.87
     Specified Yield Supplement Amount                                                  $70,113.70
     Specified Yield Supplement Amount                                                       $0.00
     Specified Reserve Account Balance                                              $24,190,357.57
     Minimum Balance                                                                 $9,999,985.97
     (Release) / Deposit                                                              ($485,392.67)
     Ending Balance                                                                 $24,190,357.57

---------------------------------------------------------------------------------------------------
Current Weighted Average APR:                                                               7.420%
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                                            45.02
---------------------------------------------------------------------------------------------------

Delinquencies                                                                              Dollars     Notes
                                                                                -------------------  --------
     Installments:                                             1 - 30 days            2,088,925.09     2,203
                                                               31 - 60 days             298,579.01       278
                                                               60+  days                 27,008.67        20

     Total:                                                                           2,414,512.77     2,214

     Balances:                                                 60+  days                448,933.49        20

Navistar Financial 2003 - A Owner Trust                                                                          Page 2 of 3
For the Month of August 2003

                                                 ---------------------------------------------------------------
                                                                                                ----------------
                                                                                     NOTES
                                      TOTAL        CLASS A - 1     CLASS A - 2    CLASS A - 3     CLASS A - 4   CLASS B NOTES
Original Pool Amount             $500,000,000.00  $85,000,000.00 $175,000,000.00 $113,000,000.00 $108,250,000.00 $18,750,000.00
Distributions:
   Distribution Percentages  1                           100.00%           0.00%          0.00%            0.00%          0.00%
   Coupon                                                1.2500%         1.3100%        1.7300%          2.2400%        3.0800%

Beginning Pool Balance           $455,926,196.94
Ending Pool Balance              $438,549,888.50

Collected Principal               $16,588,356.18
Collected Interest                 $2,681,438.46
Charge - Offs                        $787,952.26
Liquidation Proceeds/Recoveries       $65,363.79
Servicing                            $379,938.50
Investment Earnings from Pre-Funding Acct. $0.00
Cash Transfer from Negative Carry Acct.    $0.00
Cash Transfer from Pre-Funding Acct.       $0.00
Cash Transfer from Reserve Account         $0.00
Ttl Collections Avail for Debt Svc$18,955,219.93

Beginning Balance                $455,926,196.94  $40,926,196.94 $175,000,000.00 $113,000,000.00 $108,250,000.00 $18,750,000.00

Interest Due 2                       $648,194.17      $44,052.50     $191,041.67    $162,908.33      $202,066.67     $48,125.00
Interest Paid                        $648,194.17      $44,052.50     $191,041.67    $162,908.33      $202,066.67     $48,125.00
Principal Due                     $17,376,308.44  $17,376,308.44           $0.00          $0.00            $0.00          $0.00
Mandatory Prepayments Class A-1 only **    $0.00           $0.00
Principal Paid                    $17,376,308.44  $17,376,308.44           $0.00          $0.00            $0.00          $0.00

Ending Balance
Note / Certificate Pool Factor   $438,549,888.50  $23,549,888.50 $175,000,000.00 $113,000,000.00 $108,250,000.00 $18,750,000.00
  (Ending Balance / Original Pool Amt)                    0.2771          1.0000         1.0000           1.0000         1.0000
Total Distributions
                                  $18,024,502.61  $17,420,360.94     $191,041.67    $162,908.33      $202,066.67     $48,125.00

Interest Shortfall                         $0.00           $0.00           $0.00          $0.00            $0.00          $0.00
Principal Shortfall                        $0.00           $0.00           $0.00          $0.00            $0.00          $0.00
   Total Shortfall                         $0.00           $0.00           $0.00          $0.00            $0.00          $0.00

Excess Servicing
   (see Memo Item - Reserve Acct)    $930,717.32

   Beginning Reserve Acct Bal     $24,675,750.24
   (Release) / Draw                 ($485,392.67)
   Ending Reserve Acct Bal        $24,190,357.57

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days. Interest for first settlement based off 11 days, from 06/05/03 to 06/16/03 for Class A-1 Class A-2, A-3, A-4, and Class B Interest calculated on 10 days  (06/05/03 to 06/15/03).

(* y represents previously paid interest and principal on other classes.)
----------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Reporting Period   $252,806.97
 Total Outstanding Servicer Advances  $2,752,022.66
----------------------------------------------------------------

Navistar Financial 2003 - A Owner Trust                                                                               Page 3 of 3
For the Month of August 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                           5               4              3                2                1               0
                                         Mar-03         Apr-03         May-03           Jun-03           Jul-03           Aug-03

Remaining Gross Balance                   N/A             N/A   $445,694,454.55 $414,367,892.59  $537,377,450.19  $518,070,736.37

A) Loss Trigger:
Principal of Contracts Charged Off        N/A             N/A       $135,617.83     $180,989.86      $319,020.44      $787,952.26
Recoveries                                N/A             N/A             $0.00           $0.00        $7,978.00       $65,363.79

Total Charged Off (Months 5,4,3)                N/A
Total Recoveries (Months 3,2,1)                 N/A
                                     ---------------
Net Loss/(Recoveries) for 3 Mos                 N/A (a)

Total Balance (Months 5,4,3)                    N/A (b)

Loss Ratio Annualized [(a/b)*(12)]              N/A

Trigger: Is Ratio > 1.5%                         No

                                                                                        Jun-03         Jul-03           Aug-03
B) Delinquency Trigger:
    Balance delinquency 60+ days                                                       $998,028.71     $502,231.52      $448,933.49
    As % of Remaining Gross Balance                                                       0.24086%        0.09346%         0.08665%
    Three Month Average                                                                        N/A        0.15350%         0.14032%

Trigger: Is Average > 2.0%                       No

C) Noteholders Percent Trigger:
    Ending Reserve Account Balance          4.8381%
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger: Is Minimum < 1.0%                       No

Beginning Bal-Back-up Servicer Acct     $250,000.00
minus:    Activity for month                      0
Ending Bal-Back-up Servicer Acct        $250,000.00